Entered on Docket
January 30, 2006

Hon. Linda B. Riegle
United States Bankruptcy Judge

Schwartzer & McPherson Law Firm
2850 South Jones Blvd., Suite 1
Las Vegas NV 89146
Telephone: (702) 228-7590
Facsimile: (702) 892-0122
Email: bkfilings@s-mlaw.com
Attorneys for Debtors and Debtors in Possession

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:

PACIFIC MAGTRON INTERNATIONAL, CORP., a Nevada Corporation,

PACIFIC MAGTRON, INC.,

PACIFIC MAGTRON (GA), INC.,

LIVEWAREHOUSE, INC.,

Debtors and Debtors in Possession.

Affects all four Debtors: ☐
Affects only:
- ☒ Pacific Magtron International, Corp.
- ☐ Pacific Magtron, Inc.
- ☐ Pacific Magtron (GA), Inc.
- ☒ Livewarehouse, Inc.

Case Nos. BK-S-05-14331 LBR
BK-S-05-14335 LBR
BK-S-05-14339 LBR

Jointly Administered Under
Case No. BK-S-05-14326 LBR

Chapter 11

ORDER APPROVING DISCLOSURE STATEMENT TO ACCOMPANY THIRD AMENDED PLANS OF REORGANIZATION FOR PACIFIC MAGTRON INTERNATIONAL CORP. AND LIVEWAREHOUSE, INC.

Hearing:
Date: March 3, 2006
Time: 1:30 p.m.
Place: *Courtroom 1*
Foley Federal Building
300 Las Vegas Blvd. South
Las Vegas, Nevada 89101

The request of the Pacific Magtron International Corp. ("PMIC") and LiveWarehouse, Inc. ("LW") to approve their Disclosure Statement to Accompany Third Amended Plans of Reorganization of PMIC and LW (the "Disclosure Statement") coming before this Court on the

24th day of January, 2006; Lenard E. Schwartzer, Esq. of Schwartzer & McPherson Law Firm appearing on behalf of PMI and PMIGA, Sarah D. Moyed, Esq. appearing on behalf of the United States Securities and Exchange Commission; and other counsel appearing as shown on the record; the Court having been informed of and considered the proposed Disclosure Statement ("Disclosure Statement") and the Plans Of Reorganization, and finding good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED AS FOLLOWS:

1. The Disclosure Statement, as amended, satisfies the requirements of 11 U.S.C. § 1125(a)(5) and LR 3016(f) and is approved;

2. All persons who were given notice of the hearing to approve the Disclosure Statement, the Securities and Exchange Commission requested changes in the Disclosure Statement which were made, and creditors that did not file or voice an objection are deemed to have consented to the relief granted in this Order;

3. PMIC and LW shall transmit by first class mail a copy of the Disclosure Statement, including a copy of the Plan, a copy of this Order and a Ballot to all creditors and interest holders (as of January 24, 2006) of these Debtors required to vote on the Plan at their last known address no later than **January 30, 2006.**

4. The deadline by which the holders of claims against the Debtors may cast Ballots to accept or reject the Plan is **February 24, 2006**;

5. The deadline for filing a Ballot Summary shall be **March 1, 2006**;

6. The deadline to file and serve objections to confirmation of the Plan shall be **February 24, 2006**; and

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SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

7. The Confirmation Hearing for the Plans shall be **March 3, 2006 at 1:30 p.m.**

Submitted by:

SCHWARTZER & McPHERSON LAW FIRM

/s/ Lenard E. Schwartzer
Lenard E. Schwartzer , Esq.
2850 South Jones Blvd.
Suite 1
Las Vegas, Nevada 89146
Tele: (702) 228-7590
Fax: (702) 892-0122
Attorneys for Pacific Magtron International Corp. and LiveWarehouse, Inc.

Reviewed:
OFFICE OF THE UNITED STATES TRUSTEE

by
J. Michal Bloom
300 Las Vegas Blvd. S., Suite 4300
Las Vegas, NV 89101

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

ALTERNATIVE METHOD re: RULE 9021:

In accordance with Local Rule 9021, the undersigned certifies:

____The court waived the requirements of LR 9021.

XX I have delivered a copy of this proposed order to all attorneys and unrepresented parties who appeared at the hearing regarding this matter and/or who filed a written objection and each has:

X approved the form of this order:

____waived the right to review the order and/or

____failed to file and serve papers in accordance with LR 9021(c)

____I have delivered a copy of this proposed order to all attorneys and unrepresented parties who appeared at the hearing regarding this matter and/or who filed a written objection and all have either approved the form of this order, waived the right to review the order, failed to file and serve papers in accordance with LR 9021(c) and the following have disapproved the form of the order:

[List Parties]

______No opposition was filed to the motion and no other party or counsel appeared at the hearing.

/s/ LENARD E. SCHWARTZER
Lenard E. Schwartzer, Esq.
Schwartzer & McPherson Law Firm
2850 S. Jones Blvd., Suite 1
Las Vegas, NV 89146
Attorneys for Pacific Magtron, Inc. and Pacific Magtron (GA), Inc.

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